Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alternative Energy Partners, Inc. (the “Company”) on Form 10-Q for the period ending October 31, 2008 (the “Report”), Jack L. Stapleton, Principal Executive Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the Company’s financial position and results of operations.

Date:  December 22, 2008                                                                              /s/  Jack L. Stapleton
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Jack L. Stapleton
Principal Executive Officer
Principal Financial and
Accounting Officer